PermaFix® environmental services

Experience You Can Trust

A Global Leader in Nuclear and Mixed Waste Management Services

Investor Presentation: April 2026

nuclear technical waste

NASDAQ: PESI

Safe Harbor

nuclear

waste

technical

Certain statements contained within this presentation may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, the "Private Securities Litigation Reform Act of 1995"). All statements in this presentation other than a statement of historical fact are forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which could cause actual results and performance of the Company to differ materially from such statements. The words "believe," "expect," "anticipate," "intend," "will," "potential," "opportunity," and similar expressions identify forward-looking statements. Forward-looking statements contained herein relate to, among other things: the Company's ability to develop or adopt new and existing technologies; anticipated financial performance; growth through acquisition; its position as a leader in the mixed waste industry; the Company's ability to benefit from mixed waste market opportunities; the Company's geographic strongholds; growth initiatives; large nuclear services opportunities; anticipated revenue; PFAS opportunities; profitability; and all other statements which are not statements of historical fact.

While the Company believes the expectations reflected in such forward-looking statements are reasonable, it can give no assurance such expectations will prove to have been correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this report, including, but not limited to: general economic conditions; increased competitive pressures; the ability to maintain and obtain required permits and approvals to conduct operations; the ability to develop new and existing technologies in the conduct of operations; changes in federal, state and local laws and regulations, especially environmental regulations, or in interpretation of such; commercial viability of our on-site treatment process; government funding; shutdown of all or partial activities of the federal government; and those factors set forth in the Company's 2025 form 10-K for the year ended December 31, 2025.

The Company makes no commitment to disclose any revisions to forward looking statements, or any facts, events or circumstances after the date hereof that bear upon forward looking statements.

Company Overview

Perma-Fix is a leading provider of hazardous & nuclear waste disposal and treatment services.
Stable base revenue business – with 5 major near-term growth opportunities
Massive barriers to entry in highly regulated space

nuclear

waste

technical

1. Treatment Segment (~73% Revenue 2025)

Permitted, licensed, and operating facilities treating a magnitude of contaminated wastes for economic and compliant disposal

- 4 facilities and established laboratories and R&D capabilities
- Addressing problematic waste streams with no existing pathway for disposition
- Long-standing relationships with government agencies including DOE, NRC, DOD, EPA and NNSA
- 70% incremental margins once fixed costs covered





2. Services Segment (~27% Revenue 2025)

Nuclear services group provides onsite personnel and technologies for environmental protection and cleanup programs

- Industry leader in radiological protection services to government and commercial clients
- Demolition, environmental restoration, and waste management services for complex cleanup projects including radiological and hazardous components

PermaFix®
environmental services
Experience You Can Trust

Sr. Management Team

nuclear

waste

technical



Mark Duff, President & Chief Executive Officer

41 years of experience in the DOE & DOD environmental and construction markets. Prior to joining Perma-Fix in 2016, Mr. Duff had been responsible for the successful completion of over 70 performance-based projects at the Paducah Gaseous Diffusion Plant (PGDP), KY overseeing a five-year project with a total value of $458 million. Prior to the PGDP project, Mark was a senior manager supporting Babcock and Wilcox (B&W).



Troy Eshleman, Chief Operating Officer

Joined the Company in 2025. Over 30 years of experience in hazardous waste management, nuclear decommissioning, and logistics. Previously served as President of Oakleaf Environmental, Inc., and spent 27 years at EnergySolutions, Inc., in senior executive roles. Holds a B.S. in Civil Engineering Technology from the University of Pittsburgh and completed graduate studies in Chemical Engineering at the University of New Mexico.



Dr. Louis Centofanti, Executive Vice President of Strategic Initiatives

Founded Perma-Fix in 1991. Founded PPM, Inc., a hazardous waste management company. PPM's revenues grew to $15 million at which time it was sold to USPCI. Under Dr. Centofanti's leadership (Senior Vice President), USPCI was sold for $600 million (2 years after the purchase of PPM). Served as a senior official to the U.S. Department of Energy under the Carter Administration.



Ben Naccarato, Executive Vice President and Chief Financial Officer

Joined Perma-Fix in 2004. Mr. Naccarato brings over 35 years' experience in the waste management and used oil industries. Previous positions include Chief Financial Officer for a privately held fuel distribution and used waste oil company, and various senior financial positions at USPCI, Laidlaw Environmental Services, and Safety-Kleen Corp.



Richard Grondin, Executive Vice President of Hanford and International Waste Operations

Joined the Company in 2002. Mr. Grondin is recognized in the United States and Canada as an authority in hazardous and mixed waste treatment. Mr. Grondin has over 35 years of management and technical experience in the highly regulated and specialized radioactive/hazardous waste management industry with significant experience in managing start-up waste management processing and disposal facilities for four different organizations in the commercial and government sectors.

Market Overview

Department of Energy

✓ **Environmental Management (EM)**
- Sixteen large and active sites in the US with area equal to Rhode Island and Delaware combined
- Roughly 88 million gallons of liquid waste stored in underground tanks
- Long-duration cleanup mission requiring treatment, stabilization and compliant disposal of radioactive, mixed and hazardous waste

✓ **National Nuclear Security Administration (NNSA)**
- Maintains facilities requiring cleanup of legacy wastes and continuous generation of newly generated wastes for disposition

Department of Defense

✓ **Navy**
- Nuclear propulsion and NAVFAC/NAVSEA (nearly $2B 2017-2019) missions

✓ **United States Army Corps of Engineers (USACE)**
- Over $1B in remediation contracts

Commercial

✓ **Power**
- Nearly 100 reactors currently operating in the US; over 400 worldwide

✓ **Mining**
- High levels of naturally occurring radioactive materials (NORM)

✓ **Oil and Gas**
- Drilling practices result in high levels of NORM

International

✓ **Canada / Europe / Mexico**
- Beginning to fund and remove legacy wastes and contamination for nuclear operations.



The Y-12 National Nuclear Security Administration facility in Oak Ridge, TN

nuclear

waste

technical

PermaFix environmental services

Experience You Can Trust

Waste Treatment Facilities

nuclear

waste

technical

Four fixed-based facilities with active permits and licenses to treat most waste streams in the industry

- Broad existing permits allow treatment and management of waste for final disposition
- Trained and experienced workforce with long tenure at Perma-Fix and a strong safety record
- Perma-Fix owns four facilities, with substantial capital invested through the life of the plants



Perma-Fix Northwest - Richland, WA

Radiological, transuranic, and large components



DSSI - Kingston, TN

Radiological, liquids, and PCBs



Perma-Fix Florida - Gainesville, FL

Industrial, radiological, and R&D



EWOC – Oak Ridge, TN

LLRW processing and disposition; equipment & component processing

Recent Perma-Fix Northwest (PFNW) permit renewal expanded liquid mixed waste processing capacity to approximately 1.2 million gallons annually and authorized up to 175,000 tons annually through macroencapsulation

Growth Initiatives

nuclear

waste

technical

Perma-Fix has 4 near-term, mature, significant growth initiatives

Opportunity to materially expand the scale and margin profile of the business

1) Waste Treatment Plant Upgrades

2) Hanford / DOE Program Opportunities

3) International Waste Treatment Growth

4) PFAS Treatment Technology Commercialization

PermaFix®
environmental services
Experience You Can Trust

nuclear

waste

technical

1 Waste Treatment Plant Upgrades



#1) PFNW (Perma-Fix Northwest)

- Developing designs and alternatives for DFLAW and grouting expansion to increase capacity to meet DOE forecast for waste generation
  - Expanded liquid mixed waste processing capacity to approx. 1.2M gal/yr; recently submitted permit modification will expand capacity to 4.2M gal/yr
  - Additional authorization to process up to 175,000 tons annually through macroencapsulation

#2) DSSI (Diversified Scientific Services)

- Classified waste expansion to address up to $20M in existing inventories
- Significant upgrades in technology modernization for the thermal treatment unit to reduce maintenance and increase efficiency



#3) PFF (Perma-Fix of Florida)

- Completed PCB test under EPA supervision
- New waste inventories from Idaho estimated at $20M next 24 months
- Continued increases in industrial waste sector due to limited competition in North Florida

#4) Environmental Waste Operations Center (EWOC)

- Installation of Gen 2.0 Perma-FAS unit to process up to 2,000 gal/shift
- Startup/testing expected in early May 2026
- Modifications to begin waste processing campaigns from regional DOE facilities

nuclear

waste

technical

2 Hanford Program Implementation

DOE commitments with the EPA and Dept. of Ecology in a legally binding document to meet milestones for cleanup at the Hanford site


Hanford Site
NOTICE

#1) DFLAW Effluent Waste

- DFLAW Record of Decision commits the DOE to send effluent waste from DFLAW to PFNW for at least 10 years after plant operations begin
- Hot commissioning began in October 2025 and is continuing until Operational Phase anticipated to begin in Q4 2026
- Dry waste expected to begin in April 2026; liquid waste expected to begin in May 2026
- Total initial revenue potential of approximately $1M–$2M per month above PFNW base loads beginning in Q2 and ramping through the year, subject to DOE timing and site operations
- <u>Anticipated potential revenue of $70M / year based on DOE forecasted 8,000 cubic meters to be generated annually; initial waste receipts expected to begin ramping in 2026</u>



#2) Hanford - Grouting

- DOE commitment to retrieve 22 tanks for grouting by 2040
- RFP released December 9, 2025, to include 24M-50M gallons over 15 years beginning January 2028; estimated total value at $4B, may include multiple awards
- Perma-Fix remains the only regional facility to support; RFP includes consideration of a new on-site commercial facility or out-of-state options
- With additional upgrades and permit mod, grouting capacity will reach 4.2M gal/yr

nuclear

waste

technical

3 International Growth

Italy – Joint Research Centre (JRC) Contract



- €50M contract over 7 years Joint Venture at 50/50 split
- Project continues to advance, with field work beginning in 2026
- Characterization work expected to begin in Q3 2026, with initial waste receipts now expected in Q1 2027

Other International Initiatives

- Slovenia shipment of resins providing test for long-term agreement
- German client meetings ongoing to establish JV to increase shipments to up to 300 tons per year
- Recent awards from Mexico and Canada included over $7M in receipts in 2025; now anticipated to continue in 2026 through ongoing procurements

Revenue from foreign entities increased approximately 163% year-over-year to $6.4M in 2025, reflecting growing international demand for Perma-Fix’s specialized treatment capabilities

4 Technology Development – PFAS

What are PFAS Chemicals

- Per- and Polyfluorinated Substances (PFAS), commonly known as "forever chemicals," do not degrade over time through any natural process or environmental conditions
- Scientific studies have linked PFAS exposure to reproductive effects; increased risk of cancers; weakened immune system; interference with hormones; and increased cholesterol & obesity

Enormous Market with Limited Options

- Stored in abundance worldwide with limited current treatment options
  - Estimated cleanup cost could exceed $200 billion (Barrons)
  - PFAS present in about 45% of U.S. tap water (U.S. Geological Survey)
  - In 2023, 3M agreed to a $10.3B settlement over water pollution claims
- Scientific studies have linked PFAS exposure to reproductive effects; increased risk of cancers; weakened immune system; interference with hormones; and increased cholesterol & obesity

Perma-Fix's solution destroys the fluorocarbon chain and creates non-hazardous calcium fluoride as the primary byproduct

4 Technology Development – PFAS (cont)

nuclear

waste

technical

Deployment Status and Next Steps

- Completed fabrication, installation, commissioning, and startup of first full-scale commercial Perma-FAS system at the Company's Perma-Fix Florida facility
  - Successfully processed first commercial PFAS-containing waste materials October 28, 2024
  - Second generation (Gen 2.0) unit to be installed at EWOC facility in Oak Ridge, TN plant



- First unit designed to process up to 1,000 gallons in approximately 2–4 hours, with current operating throughput of approximately 650 gallons per day.
- Gen 2.0 unit is expected to triple total PFAS processing capacity to approximately 3,000 gallons/day
- Startup/testing of Gen 2.0 is now expected in early May 2026
- The Company expects to advance this technology into pilot-scale applications, including:
  - Leachates – onsite modular unit for large sites based on design of Gen 2.0

PermaFix environmental services
Experience You Can Trust

Historical Revenue

($ in thousands)



120,000
100,000
80,000
60,000
40,000
20,000
0
2021
2022
2023
2024
2025

Profitability Model

Segment Gross Profit: Fixed vs Variable Costs*



Treatment Segment
Millions
$80
$70
$60
$50
$40
$30
$20
$10
$-
$(10)
$(20)
$30M
$45M
$60M
$75M
10%
17%
25%
Fixed cost
Variable cost
Gross Profit



Services Segment
Millions
$60
$50
$40
$30
$20
$10
$-
$20M
$30M
$40M
$50M
10%
12%
15%
15%
Fixed cost
Variable cost
Gross Profit

Treatment Segment: High incremental margins (revenue minus variable costs**) result in significant gross profit growth when fixed facility-based costs are surpassed.

Services Segment: Lower incremental margins (revenue minus variable costs) but substantially lower fixed costs that are scalable to revenue.

* For illustration purposes only; based on past trends and subject to change based on revenue mix.

** Based on 2025 financials

Illustrative Operating Model (Mid-Term)*

Total Revenue	$100 Million			$150 Million			$200 Million		
	Treatment	Service	**Total**	Treatment	Service	**Total**	Treatment	Service	**Total**
Revenue Mix (Treatment / Service)	45%	55%	**100%**	55%	45%	**100%**	60%	40%	**100%**
Revenue	$45M	$55M	**$100M**	$83M	$68M	**$150M**	$120M	$80M	**$200M**
Gross Margin %	10%	21%	**16%**	34%	23%	**29%**	41%	21%	**33%**
EBITDA Margin %	(5%)	5%	**0%**	20%	9%	**15%**	27%	8%	**19%**
EBITDA	($2M)**	$3M	**$0M**	$16M	$6M	**$22M**	$33M	$6M	**$39M**

** For illustration purposes only; based on past trends and subject to change based on revenue mix; the Company defines EBITDA as earnings before interest, taxes, depreciation and amortization.*

*** Fixed cost structure under $100M scenario is projected to be higher to support next tier of revenue growth.*

Recap & Outlook

- **Strong Revenue Growth Expected in 2026**
- **Key Growth Drivers:**
  - Treatment backlog increased approximately 51% year-over-year to $11.9 million entering 2026
  - PFNW permit renewal materially expanded processing capacity and strengthens Hanford positioning
  - DFLAW-related waste receipts expected to begin ramping in 2026 as commissioning progresses
  - PFAS commercialization advancing through Gen 2.0 deployment
  - Continued international project activity and expanding pipeline
  - Services Segment recovery supported by the LLNL award and more than $30 million of new services backlog won in Q1 2026
- **Profitability Initiatives:**
  - Improved facility utilization and throughput to better absorb fixed operating costs
  - Operational efficiencies and cost controls to support margin improvement
  - Strategic positioning for additional DOE, DOD and commercial project opportunities
  - Backlog expansion and project pipeline development to support long-term growth

nuclear

waste

technical

Investment Summary

✓ **Positioned to be the leader in the multibillion-dollar nuclear services & waste treatment market**

- PFNW is strategically positioned to support growing Hanford-related waste streams, including DFLAW-related volumes and future grouting opportunities, with the recent permit renewal expanding capacity and flexibility
- Proprietary treatment technologies and irreplaceable permitted waste treatment assets provide meaningful differentiation for large cleanup procurements
- Higher-value waste streams and rising facility utilization can drive significant operating leverage and margin expansion in the Treatment segment
- Recent project wins, rebuilding services backlog and an active bidding pipeline support renewed Services Segment growth and improved revenue visibility

✓ **Nearly insurmountable barriers to entry**

✓ **Positioned for growth and improved financial performance as key waste streams ramp and project activity builds**

- Expanded opportunity base across Navy, USACE, commercial and international waste projects

✓ **Significant and undervalued asset base**

- Unique and irreplaceable permitted facilities
- $13.2 million of cash securing regulatory closure requirement

nuclear

waste

technical

PermaFix® environmental services
Experience You Can Trust

Key Statistics

nuclear

waste

technical

NASDAQ:	PESI
Current Price (3/31/26):	$10.7
Shares Outstanding (3/2/26):	18.5 M
Market Cap (3/31/26):	$198.3 M
Fiscal Year End:	December 31
Inside Beneficial Ownership (3/2/26)*:	9.2%

*Determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act

PermaFix® environmental services
Experience You Can Trust